UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000		75204
DALLAS, TEXAS
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2005, SOURCECORP, Incorporated (the “Company”) and certain of its subsidiaries (the “SourceCorp Parties”), entered into a settlement agreement with the former owners of the operating subsidiary that was the subject of its internal investigation and financial statement restatement.  In the settlement agreement, the former owners have agreed to pay the Company a total of $30 million, consisting of (i) $20 million in cash, which has been paid to the Company, (ii) 89,888 shares of the Company’s common stock (valued at the average of the closing price for such shares for the five trading days prior to and the five trading days following the date of the announcement of the settlement, which was September 27, 2005), and (iii) the balance secured by parcels of real property owned by various of the former owners and payable within 90 days following the date of the settlement agreement. In consideration of such payment, the SourceCorp Parties have agreed to release, effective upon receipt of final settlement payments, certain claims against the former owners and to essentially forgo any claim to additional monies from the former owners with respect to the claims released by the SourceCorp Parties.  Pursuant to the settlement agreement, the SourceCorp Parties have agreed to execute, concurrently with the Company’s receipt of all payments to be made by the former owners to the Company, a limited mutual release as to certian specified matters with respect to various named third parties.

On September 27, 2005, the Company issued a press release announcing the execution of the settlement agreement, and a copy of that press release is filed as Exhibit 99.1 to this Current Report.

The statements in this Current Report that are not historical fact are forward-looking statements that involve risks and uncertainties, which could cause actual results to differ materially from such forward-looking statements.  These forward-looking statements include, but are not limited to, the actual amounts of funds that will be received in the future in accordance with the terms of the settlement agreement described above. The aforementioned risks and uncertainties include, without limitation, the risks of the settling parties’ inability to access funds committed to be paid to the Company, the Company’s potential inability to compel full performance of the settling parties’ obligations to the Company, and the potential insufficiency of the value of the real estate securing the future payment obligations, as well as the risks detailed in SOURCECORP’s filings with the Securities and Exchange Commission, including without limitation, those detailed under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K.The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description

99.1	Press release dated September 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2005

SOURCECORP, INCORPORATED

	By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated September 27, 2005